                          SCHEDULE 14A
                         (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
          Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /               Preliminary Proxy Statement

                  / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/x/               Definitive Proxy Statement

/ /               Definitive Additional Materials

/ /               Soliciting Material Pursuant to
                  Rule 14a-11(c) or Rule 14a-12


                       LIBERTY PROPERTY TRUST
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------
                         (Name of Person(s) Filing Proxy
                    Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/               No fee required.

/ /               Fee computed on table below per Exchange Act Rules
                  14a-6(i)(1) and 0-11.
                  (1) Title of each class of securities to which transaction applies:

                          --------------------------------------------------
                  (2)     Aggregate number of securities to which
                          transaction applies:

                          --------------------------------------------------

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                          --------------------------------------------------
                  (4)     Proposed maximum aggregate value of transaction:

                          --------------------------------------------------
                  (5)     Total fee paid:

                          --------------------------------------------------

/ /               Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
                  (1)     Amount Previously Paid:

                          --------------------------------------------------
                  (2)     Form, Schedule or Registration Statement No.:

                          --------------------------------------------------
                  (3)     Filing Party:

                          --------------------------------------------------
                  (4)     Date Filed:

                          --------------------------------------------------

                            LIBERTY PROPERTY TRUST
                        GREAT VALLEY CORPORATE CENTER

                           65 VALLEY STREAM PARKWAY
                                  SUITE 100
                         MALVERN, PENNSYLVANIA 19355
                                    ------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MAY 21, 1997
                                    ------

   The 1997 ANNUAL MEETING of the shareholders of Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), will be held at the Wyndham Franklin Plaza, Horizons Ballroom, 17th and Race Streets,
Philadelphia, Pennsylvania 19103, on Wednesday, May 21, 1997, at 9:00 a.m., local time, for the following purposes:

   1. To elect three Class III trustees to hold office until the Annual Meeting of Shareholders to be held in 2000 and until their successors are duly elected and qualified;

   2. To consider and vote on an amendment to the Declaration of Trust of the Trust to reduce the ownership limitation with respect to shares of beneficial interest of the Trust from 7.5% to 5.0% and in connection therewith to conform the restrictive legend appearing on certificates for shares of beneficial interest of the Trust to reflect such reduction in the ownership limitation;


   3. To consider and vote on an amendment to the Declaration of Trust of the Trust to permit the Board of Trustees of the Trust to grant certain exemptions from the ownership limitation with respect to shares of beneficial interest of the Trust without shareholder approval;

   4. To consider and vote on an amendment to the Liberty Property Trust Amended and Restated Share Incentive Plan to increase the number of shares available for awards thereunder from 2,100,000 to 4,033,535; and

   5. To transact such other business as may properly come before the meeting.

   The Board of Trustees has fixed the close of business on March 25, 1997 as the record date for the meeting. Only shareholders of record as of that date are entitled to notice of and to vote at the meeting and any adjournment and postponement thereof.

   The accompanying form of proxy is solicited by the Board of Trustees of the Trust. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the meeting.

                                            By Order of the Board of Trustees,


                                            James J. Bowes
                                            Secretary

Malvern, Pennsylvania
April 11, 1997

PLEASE COMPLETE AND RETURN YOUR SIGNED PROXY CARD

   Please complete and promptly return your proxy in the envelope provided. This will not prevent you from voting in person at the meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs.

                            LIBERTY PROPERTY TRUST

                               PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MAY 21, 1997


                             GENERAL INFORMATION


   This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), for use at the Trust's 1997 Annual Meeting of Shareholders (the "Meeting") to be held at the Wyndham Franklin Plaza, Horizons Ballroom, 17th and Race Streets, Philadelphia, Pennsylvania 19103, on Wednesday, May 21, 1997 at 9:00 a.m., local time, and any adjournment or postponement thereof, for the purposes set forth in the foregoing notice and more fully discussed herein. This proxy statement, the foregoing notice and the enclosed proxy are first being mailed to shareholders of the Trust on or about April 11, 1997. Only shareholders of record at the close of business on March 25, 1997 shall be entitled to notice of and to vote at the Meeting.

   If the enclosed proxy is properly executed and received by the Trust prior to voting at the Meeting, the common shares of beneficial interest, $0.001 par value per share, of the Trust (the "common shares") represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the common shares will be voted FOR the nominees of the Board of Trustees in the election of trustees, FOR the proposal relating to the reduction of the ownership limitation in the Declaration of Trust of the Trust (the "Declaration of Trust"), FOR the proposal relating to the amendment to the Declaration of Trust regarding exemptions from the ownership limitation and FOR the proposal relating to the amendment to the Amended and Restated Share Incentive Plan. The amendments to the Declaration of Trust regarding the reduction in the ownership limitation are conditioned upon the approval of the amendment to the Declaration of Trust regarding exemptions from the ownership limitation, and will not be effected unless the amendment regarding exemptions from the ownership limitation is approved by shareholders at the Meeting. Management does not intend to bring any matter before the Meeting other than as indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

   Any proxy may be revoked at any time prior to its exercise by notifying the Secretary in writing prior to the time of the Meeting, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

   On the record date, the Trust had 39,459,913 common shares outstanding and entitled to vote at the Meeting. There must be present at the Meeting in person or by proxy shareholders entitled to cast a majority of all the votes entitled to be cast to constitute a quorum for the Meeting. Common shares represented at the Meeting in person or by proxy but not voted will be included in determining the presence of a quorum. Each holder of common shares is entitled to one vote per share held of record by such holder on the record date. Assuming a quorum is present at the Meeting, a plurality of all the votes cast at the Meeting shall be sufficient to elect a trustee and to approve the proposal relating to the Amended and Restated Share Incentive Plan, and a two-thirds vote of all the common shares then outstanding and entitled to vote at the Meeting shall be sufficient to approve each of the proposals relating to the amendments to the Declaration of Trust. There is no cumulative voting in the election of trustees. A majority of all the votes cast at the Meeting shall be sufficient to approve any other matter that may properly come before the Meeting, unless more than a majority of the votes cast is required by statute or by the Declaration of Trust.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT



   The following table sets forth certain information, as of March 31, 1997 (except as indicated below), regarding the beneficial ownership, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of common shares by each trustee, each nominee for election as trustee, each executive officer listed in the Summary Compensation Table appearing on page 14, all trustees and executive officers as a group, and each person who is known to the Trust to be the beneficial owner of more than five percent of the outstanding common shares. Each person named in the table below has sole voting and investment power with respect to the common shares listed opposite such person's name, except as otherwise noted.


                                                                 No. of Shares       Percent
Beneficial Owners                                              Beneficially Owned    of Class
 -----------------------------------------------------------   ------------------   ----------
Willard G. Rouse III  ......................................        586,288(1)         1.5%
Joseph P. Denny  ...........................................        330,750(2)          *
George F. Congdon  .........................................        389,924(3)         1.0%
Robert E. Fenza  ...........................................        230,643(4)          *
George J. Alburger, Jr.  ...................................         28,292(5)          *
Frederick F. Buchholz  .....................................          4,500(6)          *
J. Anthony Hayden  .........................................         53,500(6)          *
M. Leanne Lachman  .........................................          4,500(6)          *
David L. Lingerfelt  .......................................         35,674(7)          *
John A. Miller, CLU  .......................................          2,500(8)          *
Stephen B. Siegel  .........................................          2,000(8)          *
FMR Corp.
 82 Devonshire Street, Boston, MA 02109  ...................      4,071,850(9)        10.2%
All trustees and executive officers as a group (13 persons)       1,971,385(10)        4.7%

------
 *   Represents less than one percent of class.
(1) Includes 70,000 common shares subject to options exercisable within 60 days of the record date for the Meeting, 4,000 common shares issuable upon exchange of 8% Exchangeable Subordinated Debentures due 2001 (the "Debentures") of Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Operating Partnership" and, together with the Trust, the "Company") (which, as of March 31, 1997, was 91.54% owned by the Trust), and 457,665 common shares issuable upon exchange of units of limited partnership interest ("Units") of the Operating Partnership, including 3,051 Units which become exchangeable in July 1997.

(2) Includes 67,500 common shares subject to options exercisable within 60 days of the record date for the Meeting and 260,250 common shares issuable upon exchange of Units.
(3) Includes 35,200 common shares subject to options exercisable within 60 days of the record date for the Meeting and 310,153 common shares issuable upon exchange of Units, including 61,611 Units which become exchangeable in July 1997. Includes 2,800 common shares held by Mr. Congdon or his spouse as custodian for children and other relatives, as to which Mr. Congdon disclaims beneficial ownership.
(4) Includes 34,900 common shares subject to options exercisable within 60 days of the record date for the Meeting and 195,043 common shares issuable upon exchange of Units. Also includes 700 common shares, held by Mr. Fenza as custodian for children, or owned directly by such children, as to which Mr. Fenza disclaims beneficial ownership.

(5) Includes 22,760 common shares subject to options exercisable within 60 days of the record date for the Meeting.
(6) Includes 3,500 common shares subject to options exercisable within 60 days of the record date for the Meeting.
(7) Includes 1,000 common shares subject to options exercisable within 60 days of the record date for the Meeting, and 30,674 common shares issuable upon exchange of Units. Also includes 987 common shares held by trusts for the benefit of Mr. Lingerfelt's children, as to which Mr. Lingerfelt disclaims beneficial ownership.
(8) Includes 1,000 common shares subject to options exercisable within 60 days of the record date for the Meeting.
(9) Includes 1,639,350 common shares issuable upon exchange of Debentures. As of December 31, 1996, FMR Corp. had sole dispositive power over 4,071,850 common shares, including 389,650 common shares over which FMR Corp. had sole voting power. The information relating to FMR Corp. is based solely on a review of a Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission.
(10) Includes 273,860 common shares subject to options exercisable within 60 days of the record date for the Meeting, 4,000 common shares issuable upon exchange of Debentures, and 1,495,458 common shares issuable upon exchange of Units, including 120,117 Units which become exchangeable in June 1997.

                 ELECTION OF TRUSTEES AND CONTINUING TRUSTEES

   In accordance with the Declaration of Trust and By-laws, the Board of Trustees has fixed the total number of trustees at nine. The Board is divided into three classes serving staggered three-year terms, the term of one class of trustees to expire in each successive year. Three Class III trustees will be elected at the Meeting to serve until the Annual Meeting of Shareholders to be held in 2000 and until their successors are duly elected and qualified. All of the present nominees for election as trustees currently serve as trustees of the Trust. A proxy signed in the enclosed form will be voted FOR the election of the nominees named below, unless a contrary instruction is given.

   Management believes that all of its nominees are willing and able to serve the Trust as trustees. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, and as a consequence thereof other nominees are designated, the persons named in the proxy or their substitutes will have the discretion and authority to vote or to refrain from voting for other nominees in accordance with their judgment.

   The following is a brief description of the nominees for election as trustees and of the other trustees of Trust.

   NOMINEES FOR ELECTION AS CLASS III TRUSTEES WITH TERMS TO EXPIRE IN 2000

   Joseph P. Denny, age 50, has served as the President, Chief Operating Officer and a trustee of the Trust since its inception. Mr. Denny joined Rouse & Associates in 1979 and served as a Regional Managing General Partner and, later, as President. In these capacities, he was responsible for developing approximately one billion dollars of projects, primarily large urban projects. Mr. Denny is a member of the Board of Directors of Lawrence Holdings Co. Mr. Denny is a Vice Chairman of the Industrial and Office Park Council of the Urban Land Institute and serves on the Advisory Board of the Wharton Business School's Real Estate Center and the NAREIT Legislative Advisory Council.

   David L. Lingerfelt, age 44, has served as a trustee of the Trust since May 1995. Mr. Lingerfelt is a partner with the law firm of Shewmake, Baronian and Parkinson. Before joining Shewmake, Baronian and Parkinson in August 1996, Mr. Lingerfelt was Director of Property Administration and Counsel for Best Products Co., Inc. Previously, Mr. Lingerfelt had been a partner in the Richmond, Virginia office of the law firm of Coates & Davenport. Mr. Lingerfelt is a member of the American Bar Association, Real Property Section and Business Law Section.

   John A. Miller, CLU, age 69, has served as a trustee of the Trust since May 1995. Mr. Miller is presently serving as Chairman of the Board of Guarantee Reassurance Corp., and in July 1997 will retire from the Board of Directors of the Provident Mutual Life Insurance Company of Philadelphia after serving as Director and Chairman of the Investment Committee. Mr. Miller served Provident Mutual in many capacities over his 25 years there, including as its President, Chief Operating Officer, Chief Executive Officer and Chairman of the Board. He has been a member of various Board of Directors, including BetzDearborn, Bryn Mawr Hospital, CoreStates Financial Corp. and CoreStates Bank N.A.

           CONTINUING CLASS I TRUSTEES WITH TERMS TO EXPIRE IN 1998

   Willard G. Rouse III, age 54, has served as Chairman of the Board of Trustees and Chief Executive Officer of the Trust since its inception. He had been a General Partner of Rouse & Associates since its founding in 1972. He serves as a trustee of the Urban Land Institute. Mr. Rouse has served as Chairman of each of the Pennsylvania Convention Center Authority, the Foundation for Architecture, We the People 200 and the Philadelphia Children's Network and as President of the Fellowship Commission.

   M. Leanne Lachman, age 54, has served as a trustee of the Trust since June 1994. Ms. Lachman is Managing Director of Schroder Real Estate Associates ("Schroder"). which specializes in real estate management for institutional investors, managing approximately $1.0 billion invested in shopping centers and office buildings across the country. Prior to joining Schroder, Ms.
Lachman was affiliated for 26 years with Real Estate Research Corporation, the last eight serving as its President and Chief Executive Officer. Ms. Lachman is a director of Lincoln National Corporation and Chicago Title & Trust Company, and is an Executive Committee Member and Trustee of the Urban Land Institute and Urban Land Foundation.

   J. Anthony Hayden, age 52, has served as a trustee of the Trust since June 1994. Mr. Hayden is the President of Hayden Real Estate, Inc. From 1990 through February 1996, he served as Executive Director and a member of the Board of Directors for Cushman & Wakefield, for whom he had worked since 1975. From 1981 to 1990 he served as its Mid-Atlantic/Midwest Regional Director, and was responsible for the operations and management of the Boston, Chicago, Detroit, Philadelphia, Pittsburgh, St. Louis, and Washington, DC offices. Mr. Hayden is also a member of the Society of Industrial & Office Realtors, serving in 1982 as President of the Philadelphia Chapter. He is also a member of the Philadelphia Board of Realtors and was President in 1985. Other memberships include the National Association of Real Estate Boards and the Urban Land Institute.

          CONTINUING CLASS II TRUSTEES WITH TERMS TO EXPIRE IN 1999

   George F. Congdon, age 54, has served as a trustee of the Trust since its inception and as an Executive Vice President of the Trust since April 1995. Previously, Mr. Congdon served as Treasurer and Chief Financial Officer of the Trust. Mr. Congdon had been a General Partner of Rouse & Associates, the Trust's predecessor, since its founding in 1972. He is a member of the Board of Directors of the People's Light and Theater Company and Historic Yellow Springs, Inc.

   Frederick F. Buchholz, age 51, has served as a trustee of the Trust since June 1994. Mr. Buchholz has been affiliated with Equitable Real Estate or its predecessor ("Equitable") since 1968. He was appointed Senior Vice President in December 1990 and Executive Vice President in 1992, and is the officer in charge of Equitable's New York and Philadelphia regions, supervising new business, asset management and restructuring/workout activities on behalf of a total mortgage and equity portfolio which exceeds $5.0 billion. Mr. Buchholz is a member of the Appraisal Institute, the Philadelphia Board of Realtors and the Philadelphia Chamber of Commerce.

   Stephen B. Siegel, age 52, has served as a trustee of the Trust since May 1995. Mr. Siegel has been president of Insignia/Edward S. Gordon Co., Inc. and its predecessor ("ESG"), the fourth largest commercial real estate company in the United States, since March 1992. Prior to joining ESG, Mr. Siegel spent more than 27 years at Cushman & Wakefield, ascending to Chief Executive Officer. Mr. Siegel left Cushman & Wakefield in late 1988 and entered a joint venture with the Chubb Corporation where he worked for several years to develop and acquire investment-grade office buildings throughout the United States. Mr. Siegel is the general chairman of the Association for the Help of Retarded Children (AHRC) and a trustee of the National Jewish Center for Immunology and Respiratory Medicine. In addition, he serves on the advisory board of the Wharton Business School's Real Estate Center and New York University's Real Estate Council and is active in the Urban Land Institute, the Real Estate Board of New York and the Young Men's/Women's Real Estate Association.

COMMITTEES OF THE BOARD OF TRUSTEES

   The Board's Audit Committee makes recommendations concerning the engagement of independent public accountants for the Trust, reviews with such accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants and fees therefor and reviews the adequacy of the Trust's internal accounting controls. The Audit Committee consists of at least two independent trustees, with the independent trustees constituting a majority of the Committee members. The Audit Committee currently includes no officers or employees of the Trust or the Operating Partnership. Members of the Audit Committee are Messrs. Buchholz (Chair), Hayden and Siegel and Ms. Lachman. The Committee met once during the last fiscal year.

   The Board's Compensation Committee is empowered to determine compensation for the Trust's executive officers and to administer the Trust's Amended and Restated Share Incentive Plan. Members of the Compensation Committee are Messrs. Miller (Chair), Buchholz and Lingerfelt. See "Report of the Compensation Committee on Executive Compensation." The Compensation Committee met once during the last fiscal year.

   The Board's Corporate Governance and Nominating Committee consists of Ms. Lachman (Chair) and Messrs. Rouse, Hayden and Miller. The Corporate Governance and Nominating and Committee makes recommendations to the Board regarding nominees for positions on the Board. The Corporate Governance and Nominating Committee will consider candidates proposed by shareholders in accordance with the following procedure. Such nominations should be sent to the attention of the Trust's Secretary at its principal executive office, describe the candidate's qualifications and be accompanied by the candidate's written statement of willingness and affirmative desire to serve representing the interest of all shareholders. Shareholders may also make nominations directly by following the procedure specified in the Trust's Bylaws. The Corporate Governance and Nomination Committee met once during the last fiscal year.

TRUSTEES' ATTENDANCE AT MEETINGS

   The Board of Trustees held eight meetings during the last fiscal year. Each incumbent trustee of the Trust attended at least 75% of the meetings of the Board of Trustees and meetings held by all committees on which such trustee served.

TRUSTEES' COMPENSATION

   Each trustee who is not also an officer and full-time employee of the Trust or the Operating Partnership receives an annual trustee fee in the amount of $18,000 plus a fee of $1,000 for each meeting attended. Trustees who are officers and full-time employees of the Trust or the Operating Partnership receive no separate compensation for service as a trustee or committee member. Additionally, all trustees are reimbursed for travel and lodging expenses associated with attending Board and committee meetings. On June 23 of each year, each non-employee trustee is entitled to receive a 10-year option to purchase 5,000 common shares, exercisable at a price equal to the fair market value on the date of the grant. Such options are exercisable with respect to 20% of the covered shares after the first anniversary of the grant date, exercisable with respect to 50% of the covered shares after the second anniversary of the grant date and fully exercisable after the third anniversary of the grant date.

                 PROPOSALS TO AMEND THE DECLARATION OF TRUST

NATURE OF PROPOSED AMENDMENTS

   At a meeting held on February 26, 1997, the Board of Trustees unanimously adopted, and recommends for approval by the shareholders at the Meeting, certain amendments to the Declaration of Trust. If these amendments are approved by shareholders at the Meeting, the Declaration of Trust will be amended (a) to reduce the ownership limitation from 7.5% to 5.0% and conform the legend required to appear on certificates for shares of beneficial interest (which include the common shares and any preferred shares of beneficial interest that may be issued in the future) of the Trust to reflect the reduction in the ownership limitation; and (b) to allow the Board of Trustees flexibility to grant exemptions from the ownership limitation. THE AMENDMENTS TO THE DECLARATION OF TRUST REGARDING THE REDUCTION IN THE OWNERSHIP LIMITATION AND THE CONFORMING CHANGES TO THE RESTRICTIVE LEGEND APPEARING ON THE SHARE CERTIFICATES ARE CONDITIONED UPON THE APPROVAL OF THE AMENDMENT TO THE DECLARATION OF TRUST REGARDING EXEMPTIONS FROM THE OWNERSHIP LIMITATION, AND WILL NOT BE EFFECTED UNLESS THE AMENDMENT REGARDING EXEMPTIONS FROM THE OWNERSHIP LIMITATION IS APPROVED BY SHAREHOLDERS AT THE MEETING.

   If adopted, the proposed amendments will amend (a) Section 7.12 of the Declaration of Trust to afford the Board of Trustees authority to grant exemptions from the "Ownership Limit" in the Declaration of Trust, without also obtaining the affirmative vote of not less than two-thirds of the shares of beneficial interest then outstanding and entitled to vote, under circumstances in which the aggregate ownership limitations in the Declaration of Trust designed to protect the tax status of the Trust as a real estate investment trust (the "REIT Status") would not otherwise be breached and
Section 7.13 of the Declaration of Trust to conform the legend required to appear on certificates for shares of beneficial interest of the Trust to reflect the aforementioned reduction in the ownership limitation; and (b)
Section 7.1 of the Declaration of Trust to reduce the percentage of shares of beneficial interest of the Trust referred to in the definition of the term "Ownership Limit" from 7.5% to 5.0%.

REASONS FOR AND EFFECTS OF PROPOSED AMENDMENTS

   In order for the Trust to maintain its REIT Status, among other requirements, no five or fewer beneficial owners of the shares of beneficial interest may, at any one time, beneficially own in the aggregate more than 50% in number or value of the outstanding shares. In this regard, Article VII of the Declaration of Trust contains various provisions designed to ensure that such aggregate ownership limit is not breached. Among such limitations is an ownership limit, which presently mandates that no shareholder may, unless pursuant to an exemption obtained in accordance with Section 7.12 of the Declaration of Trust, beneficially own more than that number of shares that equals the lesser of (a) 7.5% of the number of outstanding shares and
(b) 7.5% of the value of outstanding shares.

BOARD AUTHORITY TO GRANT EXEMPTIONS

   As the Declaration of Trust is presently constituted, these percentages may be adjusted by the Board of Trustees only upon the affirmative vote of not less than two-thirds of the shares then outstanding and entitled to vote. Accordingly, even under circumstances where the Board of Trustees determines to grant an exemption to the ownership limit in order to facilitate a transaction, the exemption will not be effective until the holders of two-thirds of the outstanding shares affirm such exemption. Given the period of time required to seek shareholder approval of such an action, the usefulness of the Board's ability to grant exemptions is limited. The Board of Trustees believes that adoption of the proposed amendments would enhance its ability to grant exemptions in appropriate cases, thereby facilitating certain equity investments in the Company. Specifically, the Board of Trustees believes that the ability to grant exemptions would facilitate investments by certain types of institutional investors, such as pension funds and mutual funds, that may be willing to make direct equity investments but require, as a practical matter, that the dollar amount of the investment be larger than the dollar amount that can currently be accommodated without a waiver.

   The proposed amendment to the Declaration of Trust would vest in the Board of Trustees the discretion to grant exemptions from the ownership limit. As a result, the Board of Trustees would, consistent with its fiduciary duties to the shareholders, be able to determine the investors for whom exemptions from the ownership limit would be granted. By removing the need for shareholder approval, the amendment could have the effect of preventing shareholders from voting on certain transactions that could effect a change of control.

   Management has no knowledge of any effort by any person to accumulate the Trust's securities or to otherwise seek to obtain control of the Trust through a merger, tender offer, proxy solicitation in opposition to management or any other means, and such transactions are impeded by certain provisions of the Declaration of Trust which provide a limitation on share ownership and require that no five or fewer persons may own more than 49% in number or value of the outstanding shares of beneficial interest. However, if the amendment to the Declaration of Trust regarding exemptions from the ownership limitations is adopted, the Board of Trustees would have discretion, without seeking shareholder approval, in the context of a transaction of this type, to grant an exemption from the ownership limitation to a person that might be viewed as friendly to management, which would not necessarily be the person offering the highest price to shareholders in the control contest.

   The adoption of the amendments to the Declaration of Trust regarding the reduction in the ownership limitation and the conforming changes to the restrictive legend appearing on the share certificates would have a similar result in a control contest except that no person could acquire more than 5.0% (rather than 7.5%) of the shares.

   It is anticipated that in determining whether to grant exemptions from the ownership limitation, the Board of Trustees will consider the Trust's capital needs, operations and financial condition, alternative financing sources, the identity and nature of persons to whom an exemption may be granted and other factors deemed relevant. Depending on the Trust's financial or operational condition and other factors at the time it is considering granting a specific exemption, the Board of Trustees may be more or less inclined to grant a particular exemption.


REDUCTION IN OWNERSHIP LIMIT TO FIVE PERCENT

   Section 7.11 of the Declaration of Trust also includes a provision to the effect that an exemption from the ownership limit cannot be granted if, after giving effect to such exemption, the aggregate ownership by any five beneficial owners could exceed 49.0%. Consistent with Section 7.11, in considering the grant of an exemption to the ownership limit, it must be assumed that if the exemption were granted, (i) the shareholder to which the exemption is proposed to be granted would beneficially own the maximum number of shares permitted to be beneficially owned under such exemption and (ii) each of four other shareholders would beneficially own 7.5%, or such higher percentage as might previously have been achieved by waiver, of the outstanding shares, the maximum number of shares permitted to be beneficially owned without an exemption, or 30.0% of the outstanding shares in the aggregate. Accordingly, under these circumstances, if no other exemptions were granted, an exemption could be granted permitting one shareholder to beneficially own not more than 19.0% of the outstanding shares.

   Prior to the Trust's initial public offering, an exemption to the ownership limit was granted to permit the beneficial ownership by an investor of up to 13.0% of the outstanding shares (the "13.0% Shareholder"). Accordingly, if the 7.5% ownership limit is retained, additional exemptions from the ownership limit will be limited to an aggregate of 6.0% of the outstanding shares. If the entire availability for additional exemptions were concentrated on one shareholder (other than the 13.0% Shareholder), based on a 7.5% ownership limit, such shareholder could be permitted to beneficially own 13.5% of the outstanding shares. The Board of Trustees believes that this construct results in a limitation upon the Company's ability to facilitate large equity investments in the Company.


   If the ownership limit provided in the Declaration of Trust is reduced to 5.0% of the outstanding shares, as is proposed, then after taking into account the exemption previously granted to the 13.0% Shareholder, the percentage of the outstanding shares with respect to which the Board of Trustees could grant to shareholders additional exemptions from the ownership limit would increase from an aggregate of 6.0% to an aggregate of 16.0% of the outstanding shares. If the entire availability for additional exemptions were concentrated on one shareholder (other than the 13.0% Shareholder), based on a 5.0% ownership limit, such shareholder could be permitted to beneficially own 21.0% of the outstanding shares. To illustrate the benefit to the Trust in reducing the ownership limit, with a 7.5% ownership limit, if the availability for exemption were concentrated on the 13.0% Shareholder and one other shareholder, such other shareholder could be permitted to beneficially own 13.5% of the outstanding shares, whereas with a 5.0% ownership limit, such two shareholders could be permitted to beneficially own the same amounts and, in addition, another shareholder could be permitted to beneficially own 12.5% of the outstanding shares.

   The Board of Trustees believes that adoption of the amendment to the Declaration of Trust regarding the reduction of the ownership limitation and the conforming changes to the restrictive legend appearing on the share certificate will enhance the Board's ability to use such exemptions to facilitate large equity investments in the Company. The Board of Trustees believes that the continued growth of the Trust, as a real estate investment trust, is dependent on its ability to execute its acquisition strategy which, in turn, is dependent on its ability to raise substantial equity capital. While there are a variety of alternatives that may be available to the Trust in this regard, the Board of Trustees believes that institutional equity investors constitute an important source of capital and that the Trust's financing strategy should be designed to afford the Trust the ability to attract capital from this source.

   As a result of the reduction in the ownership limit, the restrictions in the Declaration of Trust on share ownership will be imposed on beneficial owners of more than 5.0% of the outstanding shares. Presently, such restrictions are not imposed unless beneficial ownership exceeds 7.5% of the outstanding shares. However, based on Schedules 13G filed with the Securities and Exchange Commission, since the Trust's initial public offering, management believes that only one shareholder, other than the 13.0% Shareholder, had, at any time, beneficially owned in excess of 5.0% of the outstanding common shares. Moreover, on the same basis, management believes that no shareholder, other than the 13.0% Shareholder, has beneficially owned more than 5.0% of the outstanding common shares since the first quarter of 1996. Accordingly, management does not believe that the reduction of the ownership limit will unduly restrict share ownership in the Trust. Moreover, management believes that the reduction in the ownership limit, coupled with the ability of the Board of Trustees to grant exemptions from the ownership limit without further shareholder approval, will facilitate the Trust's formation of capital.

   Shareholders should carefully consider the proposed amendments to the Declaration of Trust. Management believes that the effect of the proposed amendments would be to grant the Board of Trustees greater flexibility in attracting equity capital to the Trust from institutional investors.

TEXT OF PROPOSED AMENDMENTS

   Amendments Regarding Reduction of Ownership Limitation. The text of the definition of "Ownership Limit," set forth in Section 7.1 of the Declaration of Trust, as proposed to be amended, is set forth below. The proposed amendments to the definition have been marked by underlining the text to be added and striking through the text to be deleted.

         "Ownership Limit" shall (initially deleted) mean that number of Shares which equals the lesser of (a) (begin underline) 5.0% (end underline) (7.5% deleted) of the number of outstanding Equity Shares and (b) (begin underline) 5.0% (end underline) (7.5% deleted) of the value of outstanding Equity Shares, and after any adjustment as set forth in
       Section 7.10, shall mean such greater percentage of the outstanding Equity Shares as so adjusted. The number and value of outstanding Equity Shares shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereof.

   The text of the legend required to be borne by all certificates for shares of beneficial interest in the Trust, set forth in Section 7.13 of the Declaration of Trust, as proposed to be amended, is set forth below. The proposed amendments to the legend have been marked by underlining the text to be added and striking through the text to be deleted.

       The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Trust's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Declaration of Trust, no Person (unless such Person is an Existing Holder) may Beneficially Own Shares in excess of that number of Shares which equals the lesser of (begin underline) 5.0% (end underline) (7.5% deleted) (or such greater percentage as may be determined by the Board of Trustees) of (a) the number of outstanding Equity Shares of the Trust and
       (b) the value of outstanding Equity Shares of the Trust. Any Person who attempts or proposes to beneficially own Shares in excess of the above limitations must notify the Trust in writing at least 15 days prior to such proposed or attempted Transfer. All capitalized terms in this legend have the meanings defined in the Declaration of Trust of the Trust, a copy of which will be sent without charge to each Shareholder who so requests. If the restrictions on transfer are violated, the securities represented hereby will be designated and treated as Excess Shares which will be held in the Charitable Trust by the Trust.

   Amendment Regarding Exemptions from the Ownership Limitation. The text of
Section 7.12 of the Declaration of Trust, as proposed to be amended, is set forth below. The proposed amendments to the Section have been marked by underlining the text to be added.

         SECTION 7.12 Exemptions by Board. The Board of Trustees, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Trustees, and upon at least 15 days written notice from a Transferee prior to the proposed Transfer which, if consummated, would result in the intended Transferee owning Shares in excess of the Ownership Limit or Existing Holder Limit, as the case may be, and upon such other conditions as the Board of Trustees may direct, may exempt a Person from the Ownership Limit or the Existing Holder Limit, as the case may be; provided, however, that no exemption from the Ownership Limit or the Existing
       Holder Limit shall be effective without the prior affirmative vote of not less than two-thirds of the Shares then outstanding and entitled to vote (begin underline) if, after giving effect to such exemption, five Beneficial Owners of Common Shares (assuming each such Beneficial Owner Beneficially Owns the greater of (i) the Ownership Limit or (ii) the greatest number or percentage of Shares such Beneficial Owner is permitted to own pursuant to this Section 7.12 or any other provision hereof) would Beneficially Own, in the aggregate, more than 49% in number or value (determined as provided in the definition of "Ownership Limit" in Section 7.1) of the outstanding Equity Shares. (end underline)

RECOMMENDATION AND REQUIRED VOTE

   The Board of Trustees has unanimously approved and recommends a vote FOR approval of the above proposals. Approval of each of the above proposals requires the affirmative vote of the holders of not less than two-thirds of the common shares outstanding and entitled to vote at the Meeting.

                 PROPOSAL TO AMEND THE LIBERTY PROPERTY TRUST
                  AMENDED AND RESTATED SHARE INCENTIVE PLAN

SUMMARY OF THE PLAN

   The Trust's Board of Trustees adopted the Liberty Property Trust Amended and Restated Share Incentive Plan (the "Plan") effective upon completion of the initial public offering of the common shares. At a meeting held on February 26, 1997, the Board of Trustees unanimously adopted, and recommend for approval by the shareholders at the Meeting, an amendment to the Plan. Upon adoption, this amendment will increase the number of common shares available for awards under the Plan from 2,100,000 to 4,033,535. The following is a brief summary of the Plan, as modified by the proposed amendment, which is qualified in all respects by the text of the Plan, attached hereto as Exhibit A.

   Under the Plan the Trust may grant options to purchase shares or may make grants of restricted shares to certain participants. Options granted under the Plan may be either non-qualified share options ("Non-Qualified Options") or options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986 (the "Code"), as amended ("Incentive Options" and, together with the Non-Qualified Options, the "Options").

PURPOSE OF THE PLAN

   The purpose of the Plan is to advance the interests of the Trust, its shareholders and its subsidiaries by providing selected trustees, employees, consultants and advisors, upon whom the Trust's sustained growth and financial success depend, to acquire or increase their proprietary interest in the Trust through receipt of rights to acquire common shares and through transfers of restricted shares.

AMOUNT OF COMMON SHARES SUBJECT TO OPTIONS AND GRANTS OF RESTRICTED SHARES UNDER THE PLAN

   The Plan provides for the grant of Options and restricted shares covering an aggregate of 2,100,000 shares. If the proposed amendment to the Plan is approved by the shareholders, the maximum aggregate number of common shares available for the grant of Options and restricted shares would increase by 1,933,535 to 4,033,535. The number of common shares subject to Options and grants of restricted shares is subject to adjustment to reflect changes in the Trust's capitalization. Any Option that is not exercised prior to expiration or that otherwise terminates will thereafter be available for further grant under the Plan. As of March 31, 1997, grants of Options and restricted shares covering 2,065,968 shares had been made under the Plan.

ADMINISTRATION OF THE PLAN

   The Plan is administered by a committee or committees designated by the Board of Trustees (the "Share Option Committee"). Options and grants of restricted shares may be granted under the Plan to members of the Share Option Committee only pursuant to automatic grants under a specified formula stated in the Plan. Subject to the conditions set forth in the Plan, the Share Option Committee has full and final authority to determine the number of Options or restricted shares granted, the individuals to whom and the time or times at which such Options or restricted shares shall be granted and be exercisable, the exercise prices (including vesting) and the terms and provisions of the respective agreements to be entered into at the time of grant, which may vary; provided, that no more than 250,000 common shares may be subject to Options granted to any individual employee in any one calendar year. The Plan is intended to be flexible, and a significant amount of discretion is vested in the Share Option Committee with respect to all aspects of the Options and restricted shares to be granted under the Plan.

PARTICIPANTS

   Options and restricted shares may be granted under the Plan to any person who is or who agrees to become a trustee, employee, consultant or advisor of the Trust, its subsidiaries and designated affiliates. As of March 31, 1997, the Trust had nine trustees and, together with its subsidiaries and designated affiliates, had approximately 202 employees.

EXERCISE PRICE

   The exercise price of each Non-Qualified Option granted under the Plan shall be determined by the Share Option Committee. The exercise price of each Incentive Option granted under the Plan shall be determined by the Share Option Committee and shall be 100% of the fair market value of a common share on the date the Option is granted (or at least 110% if the recipient owns, directly or by attribution under the Code, common shares having 10% of the total combined voting power of all classes of shares of the Trust ("10% Shareholder") or any subsidiary of the Trust). The payment of the exercise price of an Option may be made in cash or shares, as more fully described under "Exercise of Options."

   Fair market value shall be determined by the Share Option Committee in accordance with the Plan and such determination shall be binding upon the Trust and upon the holder. The closing sale price of the common shares on the New York Stock Exchange on April 8, 1997 was $24 5/8 per share.


TERM OF OPTIONS

   Incentive Options may be granted for a term of up to 10 years (five years in the case of a grant to a 10% Shareholder), which may extend beyond the term of the Plan.

EXERCISE OF OPTIONS

   The terms governing exercise of Options granted under the Plan shall be determined by the Share Option Committee, which may limit the number of Options exercisable in any period.


   Payment of the exercise price upon exercise of an Option may be made in any combination of cash and common shares, including the automatic application of common shares received upon exercise of an Option to satisfy the exercise price of additional Options (unless the Share Option Committee provides otherwise). Where payment is made in common shares, such common shares shall be valued for such purpose at the fair market value of such common shares on the date of delivery. In no event shall an Option granted under the Plan be exercisable prior to the date of shareholder approval of the Plan.


NON-TRANSFERABILITY

   Options granted under the Plan are not transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

TERMINATION OF RELATIONSHIP


   Except as the Share Option Committee may expressly determine otherwise, if the holder of an Option ceases to be employed by or to have another qualifying relationship (such as that of trustee, employee, consultant or advisor) with the Trust, any of its subsidiaries or a designated affiliate other than by reason of the holder's death or permanent disability (as defined in the Plan), all Options granted to such holder under the Plan shall terminate immediately, except for Options that were exercisable on the date of such termination of relationship, which Options shall terminate three months after the date of such termination of relationship unless such Options expire or terminate earlier. In the event of the death or permanent disability of the holder of an Option, except as the Share Option Committee may expressly determine otherwise, Options may be exercised to the extent that the holder might have exercised the Options on the date of death or permanent disability.

AMENDMENT AND TERMINATION OF THE PLAN

   The Board of Trustees may at any time and from time to time amend, suspend or terminate the Plan, but may not, without the approval of the shareholders of the Trust representing a majority of the voting power, increase the maximum number of shares subject to Options that may be granted under the Plan or change the class of individuals eligible to receive an Incentive Option. No amendment, suspension or termination of the Plan by the Board of Trustees may alter or impair any of the rights under any Option granted under the Plan without the holder's consent.

   The Plan makes it clear that the Share Option Committee may amend any award under the Plan (provided that any such amendment that would impair the rights or interests of a participant must have the written consent of the participant, except if such amendment is to enable the Plan to qualify for an exemption under Rule 16b-3 of the Securities Exchange Act of 1934, as amended) to include any provision that, at the time of such amendment, is authorized under the Plan.

CHANGE IN CONTROL

   In the event of a change in control, as defined in the Plan, Options to the extent not then vested will be fully exercisable.

EFFECTIVE DATE AND TERM OF THE PLAN

   Options may be granted after the date that is the tenth anniversary of the earlier of the date on which the Plan is adopted or is approved by the shareholders.

TERMS OF RESTRICTED SHARES

   The Committee will determine the terms and conditions applicable to awards of restricted shares, including a period during which the restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Unless otherwise determined by the Committee, a recipient of a restricted share award will have the same rights as an owner of common shares, including the right to receive cash distributions and to vote the common shares. Unless otherwise specified in an award, upon termination of employment a participant will forfeit all restricted shares as to which the restrictions had not lapsed at time of the termination of employment.

REGISTRATION OF SHARES SUBJECT TO THE PLAN


   The 2,100,000 common shares available under the Plan as currently constituted were registered under a Form S-8 Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), which was filed with the Securities and Exchange Commission (the "Commission") on June 28, 1995 and became effective on such date.

   If the proposed amendment is adopted, the 1,933,535 additional common shares that will be available under the Plan will be registered under a Form S-8 Registration Statement under the Securities Act, to be filed with the Commission within 12 months after the date of the Meeting.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   Incentive Options. The Trust believes that with respect to Incentive Options granted under the Plan, no income generally will be recognized by an optionee for federal income tax purposes at the time such an Option is granted or at the time it is exercised. If the optionee makes no disposition of the common shares so received within two years from the date the Incentive Option was granted and one year from the receipt of the common shares pursuant to the exercise of the Incentive Option, he will generally recognize long-term capital gain or loss upon disposition of the common shares.

   If the optionee disposes of common shares acquired by exercise of an Incentive Option before the expiration of the applicable holding period, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition generally to the extent that the lesser of the fair market value of the common shares on the date the Option was exercised or the fair market value at the time of such disposition exceeds the exercise price. Any amount realized upon such a disposition in excess of the fair market value of the common shares on the date of exercise generally will be treated as long-term or short-term capital gain, depending on the holding period of the common shares. A disqualifying disposition will include the use of common shares acquired upon exercise of an Incentive Option in satisfaction of the exercise price of another Option prior to the satisfaction of the applicable holding period.

   The Trust will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Option. At the time of a disqualifying disposition by an optionee, the Trust generally will be entitled to a deduction for federal income tax purposes equal to the amount taxable to the optionee as ordinary income in connection with such disqualifying disposition (assuming that such amount constitutes reasonable compensation).

   Non-qualified Options. The Trust believes that the grant of a Non-Qualified Option under the Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the common shares on the date of exercise over the exercise price. Gain or loss on the subsequent sale of common shares received on exercise of a Non-Qualified Option generally will be long-term or short-term capital gain or loss, depending on the holding period of the common shares.

   Upon exercise of a Non-Qualified Option, the Trust generally will be entitled to a compensation deduction for federal income tax purposes in the year and in the same amount as the optionee or grantee is considered to have recognized ordinary income (assuming that such compensation is reasonable and that provision is made for withholding of federal income taxes, where applicable). In general, under Section 162(m) of the Code (the "Million
Dollar Cap"), no deduction is allowed for remuneration in excess of $1,000,000 paid by the Trust during any taxable year to any of the Chief Executive Officer or the four highest compensated executive officers (other than the Chief Executive Officer). Remuneration for this purpose excludes certain performance-based compensation. The Trust believes that all general requirements applicable to the Plan under the performance-based compensation rules have been met in order for specific Option grants to be treated as giving rise to performance-based compensation. It is anticipated that the Plan will be administered so that all Non-Qualified Options will in fact qualify as performance-based and any income recognized on their exercise will be exempt from the Million Dollar Cap.

ACCOUNTING CONSEQUENCES

   The accounting treatment of Options selected by the Trust provides that no amount is accrued as compensation and thus charged against earnings unless the Options were granted at below the market price. In the latter circumstance, the excess of such market price over the exercise price is fixed at the date of grant and is amortized, through a charge against earnings, over the period to which the compensation represented by the Options is deemed attributable. This is typically the vesting period of the Options.

RECOMMENDATION AND REQUIRED VOTE

   The Board of Trustees recommends a vote FOR approval of the above proposal. Approval of the above proposal requires the affirmative vote of the holders of a majority of the common shares represented at the Meeting.

                      COMPENSATION OF EXECUTIVE OFFICERS

   The following table shows, for the years ended December 31, 1996, 1995 and 1994, the compensation paid or accrued by the Trust and its subsidiaries, including the Operating Partnership, to the Trust's Chief Executive Officer and to the four other most highly compensated executive officers, determined as of December 31, 1996 (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE


                                                                                Long-Term Compensation
                                                                        -------------------------------------
                                    Annual Compensation                           Awards            Payouts
                              ------------------------------            -------------------------- ----------
                                                               Other
                                                               Annual    Restricted    Securities                 All
                                                             Compensa-      Stock      Underlying                Other
                                                              tion ($)   Awards ($)     Options/      LTIP      Compen-
Name and Principal Positions  Year(1) Salary($)   Bonus($)      (2)          (3)        SARs(#)    Payouts($) sation ($)
 ---------------------------- ------- ----------  ---------- ----------- ------------ ------------ ----------  ----------
Willard G. Rouse III.......    1996    $220,470   $104,850       --       $ 60,000       77,175        --         --
 Chairman and                  1995    $210,000   $200,500       --             --      100,000        --         --
 Chief Executive Officer       1994    $113,750   $    500       --             --      100,000        --         --

Joseph P. Denny............    1996    $183,750   $129,215       --             --       64,313        --         --
 President and                 1995    $175,000   $175,500       --             --       87,500        --         --
 Chief Operating Officer       1994    $ 94,791   $    500       --             --      100,000        --         --

George F. Congdon..........    1996    $178,500   $    500       --       $ 89,964       37,485        --         --
 Executive Vice President      1995    $170,000   $ 51,500       --       $ 61,200       51,000        --         --
                               1994    $ 92,083   $    500       --             --       50,000        --         --

Robert E. Fenza............    1996    $173,250   $ 73,265       --             --       36,383        --         --
 Executive Vice President      1995    $165,000   $ 99,500       --             --       49,500        --         --
                               1994    $ 89,375        500       --             --       50,000        --         --

George J. Alburger, Jr.....    1996    $168,000   $    500       --       $100,800       42,000        --         --
 Chief Financial Officer       1995    $104,849   $    375       --       $ 63,135       76,300        --         --
                               1994    $     --   $     --       --             --           --        --         --



------
(1) Amounts for 1994 represent amounts paid from June 16, 1994 (the effective date of the Trust's initial public offering) through December 31, 1994. Annual salary rates during such period were: Mr. Rouse -- $210,000; Mr. Denny -- $175,000; Mr. Congdon -- $170,000; and Mr. Fenza -- $165,000. For
    the period January 1 through June 15, 1994, Messrs. Rouse, Denny,
    Congdon and Fenza received aggregate salaries of $25,208, $102,500, $25,208 and $75,625, and aggregate bonuses of $4,038, $3,365, $3,269 and
    $3,173, respectively, from the Trust's predecessors. Messrs. Rouse and Congdon also received distributions as partners of various predecessor partnerships during this period.


(2) Did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for any Named Executive Officer.


(3) Consistent with a policy adopted by the Trust's compensation committee with respect to employee bonus compensation, Messrs. Rouse, Congdon and Alburger elected to receive common shares in lieu of cash for all or part of their bonus compensation for 1996, at the rate of shares equal to 120% of the cash value of such bonus or portion thereof (the "Bonus Value"). See "Report of the Compensation Committee on Executive Compensation." Pursuant to such elections, in March 1997, Messrs. Rouse, Congdon and Alburger were awarded 1,522 shares, 2,292 shares and 2,554 shares, respectively. Each executive received the number of shares able to be purchased with the dollar amount of the Bonus Value, less applicable withholding, based on the closing price per share of the common shares on February 28, 1997. The dollar amounts of Bonus Values are not reflected under the Bonus column. Dividends will be paid on the shares issued pursuant to such awards, and such awards will vest on March 1, 1998.

                 SHARE OPTION GRANTS, EXERCISES AND HOLDINGS

   The following tables set forth certain information concerning options to purchase shares that were granted to the Named Executive Officers with respect to the fiscal year ended December 31, 1996, options exercised by the Named Executive Officers during such period and the number and value of options held by such persons as of the end of such period. The Trust does not have any outstanding stock appreciation rights.


                    OPTIONS/SAR GRANTS IN LAST FISCAL YEAR


                                                       Individual Grants
                                                      ------------------                          Potential Realizable Value at
                                Number of       Percent of Total                                      Assumed Annual Rates of
                                Securities        Options/SARs                                        Share Price Appreciation
                                Underlying         Granted to         Exercise or                        for Option Term(3)
                               Options/SARs       Employees in        Base Price       Expiration --------------------------------
            Name             Granted (#) (1)      Fiscal Year      ($ per Share) (2)      Date          5% ($)         10% ($)
---------------------------  ---------------- -------------------- ----------------- -------------- -------------------- ---------
Willard G. Rouse III             77,175             15.4%               $25.75           3/14/07       $1,249,775     $3,167,175
Joseph P. Denny                  64,313             12.8%               $25.75           3/14/07       $1,041,487     $2,639,333
George F. Congdon                37,485              7.5%               $25.75           3/14/07       $  607,033     $1,538,342
Robert E. Fenza                  36,383              7.3%               $25.75           3/14/07       $  589,188     $1,493,117
George J. Alburger, Jr.          42,000              8.4%               $25.75           3/14/07       $  680,150     $1,723,632

----------
(1) Represents options granted on March 14, 1997 with respect to the fiscal year ended December 31, 1996. Such options become exercisable up to 20% after one year, 50% after two years, and 100% after three years.

(2) Exercise price is equal to the fair market value of the common shares on December 31, 1996. The fair market value of the common shares on the date of grant was $25.00.

(3) Potential realizable value is reported net of option exercise price but before taxes associated with exercise. These amounts represent assumed rates of appreciation only. Actual gains, if any, on the options are dependent upon the future performance of the common shares, and the amounts reflected in the table will not necessarily be achieved.


                       AGGREGATED OPTION/SAR EXERCISES
                 AND FISCAL YEAR-END OPTION/SAR VALUE TABLES


                                                               Number of Securities        Value of Unexercised
                                                              Underlying Unexercised           In-the-Money
                                                                 Options/SARs at             Options/SARs at
                           Shares Acquired      Value          Fiscal Year-End (#)       Fiscal Year-End ($) (1)
          Name             on Exercise (#)   Realized ($)   Exercisable/Unexercisable   Exercisable/Unexercisable
 -----------------------   ---------------   ------------    -------------------------   -------------------------
Willard G. Rouse III             --               --              70,000/207,175            $387,500/$687,500
Joseph P. Denny                  --               --              67,500/184,313            $375,000/$637,500
George F. Congdon                --               --              35,200/103,285            $194,750/$347,750
Robert E. Fenza                  --               --              34,900/100,983            $193,250/$341,750
George J. Alburger, Jr.          --               --              22,760/ 95,540            $123,175/$277,075


------
(1) Value is reported net of option exercise price, but before taxes associated with exercise.

EMPLOYMENT AGREEMENTS

   Messrs. Rouse, Denny and Congdon have entered into employment agreements with the Trust and the Operating Partnership, each dated June 23, 1994. Each agreement has a three-year term, subject to certain termination provisions and subject to extension if the executive and the Trust so agree. The initial base salary for each executive is specified in the agreements; for the base salaries paid in 1996, 1995 and 1994, see the Summary Compensation Table above. The agreements provide that bonuses, incentive compensation and any annual increases in base salary shall be determined by the Compensation Committee of the Board of Trustees. Pursuant to the employment agreements, each executive has agreed that, during the Restriction Period (defined below), the executive will not engage in any activities or businesses relating to the commercial real estate industry, either directly or indirectly, unless the consent of a majority of the independent trustees of the Trust is first obtained. The Restriction Period shall expire on the earlier of June 23, 2000 or the date of the executive's termination, unless the termination is caused by any violation of these restrictions. Each executive is permitted to continue to engage in certain business activities in addition to those conducted by the Trust or the Operating Partnership. If an executive's employment with the Trust is terminated by the Trust as a result of the executive's disability, or by the executive for any reason in accordance with the provisions of the agreement, then in addition to base salary and any incentive compensation payable through the date of such termination, the executive shall be entitled to a lump sum payment equal to the greater of 12 months' base salary or the base salary payable for the remainder of the then-current term of the executive's employment agreement. In such event the executive shall also continue to receive employee and dependent benefits for the remaining portion of the then-current term of the employment agreement. Each employment agreement also provides that the executive will be nominated for election as a trustee during the term thereof.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


   Pursuant to Section 16(a) of the Exchange Act, the Trust's executive officers and trustees, and persons beneficially owning more than 10% of the common shares, are required to file with the Securities and Exchange Commission reports of their initial ownership and changes in ownership of common shares. The Trust believes that for 1996, its executive officers and trustees who were required to file reports under Section 16(a) complied with such requirements in all material respects.


                             CERTAIN TRANSACTIONS

   Executive officers of the Trust and their affiliates who were partners in 58 property- owning partnerships in existence prior to the formation of the Trust in 1994 (the "Pre-Existing Partnerships") retained a minor portion of their interest in the Pre-Existing Partnerships, in order to eliminate an adverse tax consequence to the Trust in its formation. The Operating
Partnership acquired all of the other interests in the Pre-Existing
Partnerships in the formation. As part of the formation, these executive officers and affiliates entered into an agreement with the Operating Partnership under which such remaining interests will be exchanged, subject to $23.9 million of indebtedness of the partners (Willard G. Rouse III, $592,054; George F. Congdon, $10,282,027; David C. Hammers $10,105,520; affiliates $2,939,848) due to the Trust (which will be assumed by the Operating Partnership), for 120,117 additional Units. The exchange will take place in December 1997, at which time the transferor partners will be released from liability with respect to such indebtedness. The indebtedness was created at the time of the formation and the proceeds were used by the partners to make capital contributions to the Pre-Existing Partnerships. Such capital contributions were used to eliminate encumbrances on the partnerships' properties at the time of the Trust's formation. Such arrangements will not confer any Units or other economic benefits on the Trust's executives in excess of the benefits they would have received, or involve expenditure by the Trust or Operating Partnership of any sums in excess of the sums that would have been expended, if the Trust's executives had conveyed their entire interest in the Pre-Existing Partnerships to the Operating Partnership at the time of the Trust's formation. The shareholding information of the executive officers given above treats the Units to be received by them in the anticipated exchange (and the common shares for which they may be exchanged) as being owned beneficially indirectly by such persons at this time.


   The founding partners of Rouse & Associates, the Company's predecessor, also owned all of The Norwood Company ("Norwood"), a construction company that performed much but not all of the construction for Rouse & Associates. After the Trust's formation in 1994, the independent trustees of the Trust's Board of Trustees determined that it would be in the best interests of the Trust for Norwood to continue to perform construction for the Trust provided it was not receiving a greater profit on Trust jobs than it was making on jobs with third parties not related to the Trust. An agreement was reached with Norwood that at the end of each fiscal year, it would calculate the profit it made on each Trust job and compare it with its average profit on non-Trust jobs for that year and refund any profit that exceeded the average profit. In January 1995, the owners of Norwood sold the company to certain of its employees, none of whom is a Trust employee, taking back notes which are non-recourse to the buyers. Under those circumstances, the independent trustees determined it was appropriate to keep the profit limitation on Norwood jobs for another year.

                     REPORT OF THE COMPENSATION COMMITTEE
                          ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Trustees, composed of independent trustees of the Board of Trustees of the Trust, reviews the performance of the Trust's executive officers, fixes the base compensation of executive officers and awards appropriate bonuses, grants, shares, and options and determines the number of common shares to which such options should be subject. The Committee has access to independent compensation data and is authorized, if determined appropriate in any particular case, to engage outside compensation consultants.

   The objectives of the Committee are to support the achievement of desired Trust performance, to provide compensation and benefits that will attract and retain superior talent, to reward performance and to relate a portion of compensation to the outcome of the Trust's performance.

   The executive compensation program is comprised generally of base salary, performance bonuses and long-term incentives in the form of share options. The compensation program may also include various benefits, including health insurance plans and pension, profit sharing and retirement plans in which substantially all of the Trust's employees participate. At the present time, the only plans in effect are health, life and disability insurance plans, a cafeteria plan and a 401(k) plan.

   In connection with the initial public offering of the Trust, Messrs. Rouse (the Chairman and Chief Executive Officer), Denny (the President and Chief Operating Officer), and Congdon (Executive Vice President), respectively, entered into three-year employment contracts through June 22, 1997, which provided for base salary and benefits which were negotiated with the underwriters of the Trust's initial public offering, on the basis of comparable employment compensation arrangements provided to other public real estate investment trusts at the time of the offering. Annual increases, bonuses and incentive compensation are to be determined by the Compensation Committee at the end of each calendar year, subject to the express provisions of the employment contracts. The salaries for 1997 will be increased by four percent of the 1996 amount. The Compensation Committee determined that a four percent increase for 1997 was an appropriate adjustment taking into account the inflation rate and other factors. The bonuses for the Named Executive Officers and the Chief Financial Officer are determined by the increase in the Trust's funds from operations. Such bonuses could range from 0% to 100% of base salary based on increases in funds from operations of less than 10% to increases of 13.5% or more. The actual bonuses of these executive officers for fiscal year 1996 ranged from $73,265 to $154,850. Consistent with a policy adopted by the Compensation Committee for all employees, an Executive Officer has the option of taking stock in lieu of a cash bonus at the rate of shares equal to 120% of the cash value of the bonus. Base salary levels for the Trust's other executive officers are generally the median of salaries of officers of companies comparable in business, size and location, as adjusted to take into account individual experience and performance specific to the Trust. Because the companies used for comparative purposes are generally local to the markets served by the Company, they do not overlap completely the companies in the NAREIT Index referred to in the performance graph under "Share Price Performance Graph."

   The Compensation Committee determines the bonuses for executive officers other than the Named Executive Officers based upon attainment of certain performance goals relating to each participant's duties to the Trust and as established annually by the Trust's Chief Operating Officer, which may include growth in funds from operations.

   The Compensation Committee believes that employee equity ownership provides significant additional motivation to employees to maximize value for the Trust's shareholders and, therefore, grants share options to certain of the Trust's employees, including executive officers. It is anticipated that options will be exercisable at the prevailing market price of the common shares at the time of grant and, therefore, will have value only if the Trust's share price increases over the exercise price after the option is granted. The Committee believes that the grant of share options provides a long-term incentive to the grantees to contribute to the growth of the Trust and establishes a direct link between compensation and shareholder return.
The terms of options, including vesting, exercisability and term, are determined by the Compensation Committee, subject to requirements imposed by the Trust's Amended and Restated Share Incentive Plan under which such options may be granted. The decisions are based upon relative position and responsibilities of each employee, historical and expected contributions of each employee to the Trust, previous grants to each employee under the Plan and a review of competitive equity compensation for employees of similar rank in companies that are comparable to the Trust's industry, geographic location and size. For information regarding recent options granted to the Trust's Named Executive Officers, reference is made to the tables set forth in this Proxy Statement under the caption "Compensation of Executive Officers."


                            Compensation Committee


                            John A. Miller (Chair)
                            Frederick F. Buchholz
                             David L. Lingerfelt

                        SHARE PRICE PERFORMANCE GRAPH

   The following table compares the cumulative total shareholder return on the common shares for the period beginning June 30, 1994 and ending December 31, 1996 with the cumulative total return on the Standard & Poor's 500 Stock Index ("S&P 500") and the NAREIT Equity REIT Total Return Index ("NAREIT Index") over the same period. Total return values for the S&P 500, the NAREIT Index and the common shares were calculated based on cumulative total return assuming the investment of $100 in the NAREIT Index, the S&P 500 and the common shares on June 30, 1994, and assuming reinvestment of dividends. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                    COMPARISON OF CUMULATIVE TOTAL RETURN
           LIBERTY PROPERTY TRUST COMMON SHARES, NAREIT EQUITY REIT
                     TOTAL RETURN INDEX AND S&P 500 INDEX


$200.00 |----------------------------------------------------------------------------------------------------------|
        |                                                                                                          |
        |                                                                                                          |
        |                                                                                                        # |
        |                                                                                                          |
        |                                                                                          #               |
$150.00 |----------------------------------------------------------------------#-----------------------------------|
        |                                                           #                                            &*|
        |                                               #                                                          |
        |                                  #                                             &                         |
        |                   #                              *              *&                                       |
        |                     *                                                          *                         |
$100.00 |--#*&--------------------------------&--------------------------------------------------------------------|
        |                   &                                                                                      |
        |                                                                                                          |
        |                                                                                                          |
        |                                                                                                          |
        |                                                                                                          |
   $0.0 |----------------------------------------------------------------------------------------------------------|
     30-Jun-94 30-Sep-94 31-Dec-94 31-Mar-95 30-Jun-95 30-Sep-95 31-Dec-95 31-Mar-96 30-Jun-96 30-Sep-96 31-Dec-96

                            *=Liberty Property Trust    &=NAREIT Index (1)   #=S&P 500

                           1994                                1995                                        1996
               --------------------------------------------------------------------------------------------------------------------
               June 30   Sept. 30   Dec. 31   Mar. 31   June 30    Sept. 30    Dec. 31    Mar. 31    June 30    Sept. 30   Dec. 31
               --------------------------------------------------------------------------------------------------------------------
Liberty
Property
Trust......    100.00     99.38     100.52    101.19    104.61     115.52       115.12     114.42     112.40      125.48     151.37
-----------------------------------------------------------------------------------------------------------------------------------
NAREIT
Index (1)..    100.00     97.95      97.97     97.80    103.56     108.43       112.93      115.50    120.63      128.53     152.75
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500....    100.00    104.92     104.90    115.11    126.03     136.05       144.16      151.90    158.71      163.61     177.30
-----------------------------------------------------------------------------------------------------------------------------------


------
(1) The NAREIT Index (consisting of 166 real estate investment trusts with a total market capitalization of $78.3 billion at December 31, 1996) is maintained by the National Association of Real Estate Investment Trusts, Inc., is published monthly, and is based on the last closing prices of the preceding month.

                        PROPOSALS OF SECURITY HOLDERS

   All proposals of any shareholder of the Trust that such holder wishes to be presented at the next Annual Meeting of Shareholders and included in the proxy statement and form of proxy prepared for that meeting must be received by the Trust at its principal executive offices no later than December 12, 1997. All such proposals must be submitted in writing to the Secretary of the Trust at the address appearing on the notice accompanying this proxy statement.

                             INDEPENDENT AUDITORS

   Ernst & Young LLP performed the customary auditing services for the fiscal year ended December 31, 1996. The Trust has selected Ernst & Young LLP as its independent auditors to perform these services for the next fiscal year. A representative of Ernst & Young LLP is expected to be present at the Meeting. Such representative will be available to respond to questions from the floor and will be afforded an opportunity to make any statement which he or she may deem appropriate.

                           SOLICITATION OF PROXIES


   The cost of the solicitation of proxies will be borne by the Trust. In addition to the use of the mails, solicitations may be made by telephone and personal interviews by officers, directors and regularly engaged employees of the Trust. The Trust has engaged Corporate Investor Communications, Inc. ("CIC") to distribute the Trust's shareholder materials and solicit proxies. The Trust has agreed to pay CIC a fee of approximately $6,000 and reimburse CIC for all reasonable disbursements. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward this proxy statement to the beneficial owners of the stock held of record by such persons, and the Trust will reimburse them for their charges and expenses in this connection.


                          ANNUAL REPORT ON FORM 10-K

   The Trust will provide without charge to each person solicited by this Proxy Statement, at the written request of any such person, a copy of the Trust's Annual Report on Form 10-K (including the financial statements and the schedules thereto) as filed with the Securities and Exchange Commission for its most recent fiscal year. Such written requests should be directed to the Director of Investor Relations at the address of the Trust appearing on the first page of this Proxy Statement.

                                                                     EXHIBIT A


                            LIBERTY PROPERTY TRUST
                  AMENDED AND RESTATED SHARE INCENTIVE PLAN

   1. Purpose. Liberty Property Trust (the "Company") hereby amends and restates the Liberty Property Trust Share Incentive Plan (the "Plan") as set forth herein. The Plan is intended to recognize the contributions made to the Company by key employees, consultants and advisors of the Company or an Affiliate (including employees who are members of the Board of Trustees) of the Company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire common shares of beneficial interest, $.001 par value per share (the "Shares"), in the Company, and through transfers of Shares subject to conditions of forfeiture. In addition, the Plan is intended as an additional incentive to members of the Board of Trustees (the "Trustees") who are not employees of the Company or an Affiliate to serve on the Board of Trustees and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of Options to acquire Shares.

   2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

       (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
   Section 424(e) or (f) of the Code. In addition, "Affiliate" means any other entity in which the Company owns an interest which would be an Affiliate as defined in the preceding sentence but for the fact that such entity is not a corporation. Employees of any such non-corporate affiliate shall not be granted ISOs under the Plan.
       (b) "Award" means a grant of Shares subject to conditions of forfeiture made pursuant to the terms of the Plan.
       (c) "Award Agreement" means the agreement between the Company and a Grantee with respect to an Award made pursuant to the Plan.
       (d) "Awardee" means a person to whom an Award has been granted pursuant to the Plan.
       (e) "Board of Trustees" means the Board of Trustees of the Company.
       (f) "Change of Control" has the meaning as set forth in Section 10 of the Plan.
       (g) "Code" means the Internal Revenue Code of 1986, as amended.
       (h) "Committee" has the meaning set forth in Section 3 of the Plan.
       (i) "Company" means Liberty Property Trust, a Maryland real estate investment trust.
       (j) "Disability" has the meaning set forth in Section 22(e)(3) of the Code.
       (k) "Fair Market Value" has the meaning set forth in Subsection 8(b) of the Plan.
       (l) "Grantee" means a person to whom an Option or an Award has been granted pursuant to the Plan.
       (m) "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section
   422(b) of the Code.
       (n) "Non-employee Trustee " means a member of the Board of Trustees who is not an employee of the Company or an Affiliate and who qualifies both as a "non-employee director" as that term is used in Rule 16b-3 and as an "outside director" as that term is used in applicable IRS regulations promulgated under Code Section 162(m).

       (o) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.
       (p) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.
       (q) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.
       (r) "Option Document" means the document described in Section 8 or
   Section 9 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.
       (s) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) or Subsection 9(a) of the Plan.
       (t) "Restricted Share" means a Share subject to conditions of forfeiture and transfer granted to any person pursuant to an Award under the Plan.
       (u) "Retirement" shall mean a termination of an Optionee's employment or services for the Company or an Affiliate at any time after such Optionee has reached age 65.
       (v) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.
       (w) "Section 16 Officer" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.
       (x) "Shares" means the shares of beneficial interest, $.01 par value per share, of the Company.
       (y) "Trustee" means a member of the Board of Trustees.

   3. Administration of the Plan. The Plan shall be administered by the Board of Trustees of the Company if all members of the Board of Trustees are Non-employee Trustees; provided, however, that the Board of Trustees may designate a committee or committee(s) of the Board of Trustees composed of two or more of its Trustees to administer the Plan in its stead. If any member of the Board of Trustees is not a Non-employee Trustee, the Board of Trustees shall (i) designate a committee composed of two or more Trustees, each of whom is a Non-employee Trustee (the "Non-employee Trustee Committee"), to operate and administer the Plan in its stead, (ii) designate two committees to operate and administer the Plan in its stead, one of such committees composed of two or more of its Non-employee Trustees (the "Non-employee Trustee Committee") to operate and administer the Plan with respect to the Company's Section 16 Officers and the Trustees who are not members of the Non-employee Trustee Committee, and another committee composed of two or more Trustees (which may include Trustees who are not Non-employee Trustees) to operate and administer the Plan with respect to persons other than Section 16 Officers or Trustees or (iii) designate only one committee composed of two or more Non-employee Trustees (the "Non-employee Trustee Committee") to operate and administer the Plan with respect to the Company's
Section 16 Officers and Trustees (other than those Trustees serving on the Non-employee Trustee Committee) and itself operate and administer the Plan with respect to persons other than Section 16 Officers or Trustees. Any of such committees designated by the Board of Trustees, and the Board of Trustees itself in its administrative capacity with respect to the Plan, is referred to as the "Committee." With the exception of the timing of grants of Options, the price at which Shares may be purchased, and the number of Shares covered by Options granted to each member of the Non-employee Trustee Committee, all of which shall be as specifically set forth in Section 9, the other provisions set forth herein, as it pertains to members of the Non-employee Trustee Committee, shall be administered by the Board of Trustees.

       (a) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.
       (b) Grants and Awards. Except with respect to Options granted under Subsection 8(j) and to Non-employee Trustee Committee Members pursuant to
   Section 9, the Committee shall from time to time at its discretion direct the Company to grant Options and Awards pursuant to the terms of the Plan. The Committee shall have plenary authority to
   (i) determine the persons to whom, and the times at which Options and Awards are to be granted as well as the terms applicable to Options and Awards, (ii) determine the type of Option to be granted and the number of Shares subject thereto, (iii) determine the Awardees to whom, and the times at which, Restricted Shares are granted, the number of Shares awarded, and the purchase price per Share, if any, and (iv) approve the form and terms and conditions of the Option Documents and Award Agreements; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Grantee's services and responsibilities, the Grantee's present and potential contribution to the Company's success and such other factors as it may deem relevant. Notwithstanding the foregoing, grants of Options to Non-employee Trustee Committee Members shall be made exclusively in accordance with Section 9 and such other provisions of the Plan that specifically apply to such Options. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or Award granted under it shall be final, binding and conclusive.
       (c) Exculpation. No member of the Committee shall be personally liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options or Awards thereunder unless (i) the member of the Committee has breached or failed to perform the duties of his office under applicable law and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this Subsection 3(c) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute or to the liability of a member of the Committee for the payment of taxes pursuant to local, state or federal law.
       (d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Trustees. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Declaration of Trust and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options or Awards thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

   4. Grants and Awards under the Plan. Options under the Plan may be in the form of a Non-qualified Stock Option, an ISO, or Awards of Restricted Shares, or any combination thereof, at the discretion of the Committee.

   5. Eligibility. All key employees, consultants and advisors of the Company or an Affiliate and members of the Board of Trustees shall be eligible to receive Options and Awards hereunder. The Committee, in its sole discretion, shall determine whether an individual qualifies as a key employee. Notwithstanding anything to the contrary contained herein, consultants and advisors shall only be eligible to receive Options or Awards provided bona fide services shall be rendered by such persons, and such services are not in connection with a capital raising transaction.

   6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options or Awards may be granted pursuant to the Plan (including Shares for which Options or Awards were granted under the Plan prior to this restatement) is four million thirty-three thousand five hundred thirty-five (4,033,535), subject to adjustment as provided in Section 11 of the Plan. The Shares shall be issued from authorized and unissued Shares or Shares held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, or if Shares granted pursuant to an Award have been conveyed back to the Company pursuant to the terms of an Award Agreement, the Shares for which the Option was not exercised or the Shares that were conveyed back to the Company may again be the subject of one or more Options or Awards granted pursuant to the Plan.

   7. Term of the Plan. The amended and restated Plan is effective as of February 26, 1997, the date of its adoption by the Board of Trustees (the "Approval Date"), subject to the approval of the amended and restated Plan within twelve months of the Approval Date by a majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of all outstanding voting interests of the Company is, either in person or by proxy, present and voting, or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval. No Option or Award may be granted under the Plan ten years after the Approval Date. If the Plan is not approved by shareholder vote as described above, all Options and Awards granted under the Plan as amended and restated that could not have been granted under the Plan as in effect without regard to this Amended and Restated Plan shall be null and void.

   8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO for federal income tax purposes. To the extent any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non- qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. However, the provisions of this Section 8 shall not be applicable to Options granted to non-employee members of the Board of Trustees, except as otherwise provided in Subsection 9(c).

       (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISO's and Options which are not intended to be ISO's, but only on the terms and subject to the conditions and restrictions of the Plan. Notwithstanding anything to the contrary contained herein, no employee shall be granted Options to acquire more than two hundred fifty thousand (250,000) Shares during any calendar year.
       (b) Option Price. Each Option Document shall state the Option Price which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, interests in the Company or any parent or subsidiary corporation possessing more than ten percent of the total combined voting power of all classes of interests of the Company or such parent or subsidiary, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Shares are traded in a public market, then the Fair Market Value per Share shall be, if the Shares are listed on a national securities exchange or included in the NASDAQ National Market System, the last reported sale price thereof on the relevant date, or, if the Shares are not so listed or included (or if there was no reported sale on the relevant date), the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ or by the exchange, as applicable, or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable, or, in the event such method of determination of fair market value is determined to be inaccurate or such information as is needed for such determination as set forth above is not available, as the Committee determines in good faith.
       (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or qualified Offering Statement under Regulation A under the Securities Act of 1933, as amended (the "Act"), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the

   Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is deemed necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.
       (d) Medium of Payment. An Optionee shall pay for Shares (i) in cash,
   (ii) by certified or cashier's check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in Shares held by the Optionee. If payment is made in whole or in part in Shares, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the Shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in Shares, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for Shares delivered to the Company represent a number of Shares in excess of the number of Shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in Shares, the certificate or certificates issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of Shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.
       (e) Termination of Options.
         (i) No Option shall be exercisable after the first to occur of the following:
            (A) Expiration of the Option term specified in the Option Document, which, in the case of an ISO, shall not occur after (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, interests in the Company or any parent or subsidiary corporation possessing more than ten percent (10%) of the total combined voting power of all classes of interests of the Company or such parent or subsidiary;
            (B) The third month anniversary of the date of termination of the Optionee's services or employment with the Company or an Affiliate for any reason other than death, Disability or Retirement.
            (C) A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the Share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of Share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

            (D) The date, if any, set by the Board of Trustees as an accelerated expiration date in the event of the liquidation or dissolution of the Company; or
            (E) The occurrence of such other event or events as may be set forth in the Option Document as causing an accelerated expiration of the Option.
         (ii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.
         (iii) The terms of an executive severance agreement or other agreement between the Company and an Optionee, approved by the Committee, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 8(e)(i) but permitted by this Subsection 8(e)(ii) shall be deemed to be Option terms approved by the Committee and consented to by the Optionee.
         (iv) Unless otherwise expressly permitted in the Option Document, no Option granted pursuant to this Section 8 shall be exercisable following the termination of the Optionee's services as a member of the Board of Trustees or employment with the Company or any Affiliate with respect to any Shares in excess of those which could have been acquired by exercise of the Option on the date of such termination of services or employment.
       (f) Transfers. No Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by such person. Notwithstanding the foregoing, (1) a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, and (2) the Committee may provide, in an Option Document, that an Optionee may transfer Options to his or her children, grandchildren or spouse or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners (a "Family Transfer"), provided that the Optionee receives no consideration for such Family Transfer and the Option Documents relating to Options transferred in such Family Transfer continue to be subject to the same terms and conditions that were applicable to such Options immediately prior to the Family Transfer.
       (g) Limitation on ISO Grants. In no event shall the aggregate Fair Market Value of the Shares with respect to which ISOs issued under the Plan and incentive stock options issued under any other incentive stock option plans of the Company or its Affiliates which are exercisable for the first time by the Optionee during any calendar year exceed $100,000. Any ISOs issued in excess of this limitation shall be treated as Non-qualified Stock Options issued under the Plan. For purposes of this subsection 8(g), the Fair Market Value of Shares shall be determined as of the date of grant of the ISO or other incentive stock option.
       (h) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.
       (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e)(i)(C) or
   Section 10 of the Plan, as applicable.
       (j) No Options shall be granted under the Plan if, taking into account the grant of such options, five or fewer individuals would own more than 50% of the outstanding Shares, as computed for purposes of Code Section 856(h).

   9. Special Provisions Relating to Grants of Options to Non-employee Members of the Board of Trustees. Options granted pursuant to the Plan to non-employee members of the Board of Trustees shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Section 9. Options granted pursuant to this Section 9 shall be evidenced by Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan and would not cause a Non-employee Trustee to lose his or her status as a "non-employee director" (as that term is used for purposes of Rule 16b-3) due to the grant of Options to such person pursuant to this
Section 9.

       (a) Timing of Grants; Number of Shares Subject of Options; Exercisability of Options; Option Price. Each non-employee member of the Board of Trustees shall be granted annually, commencing on the date of the initial public offering of Shares, and on each anniversary of such date thereafter, an Option to purchase five thousand (5,000) Shares provided such person is a member of the Board of Trustees on such grant date. Each such Option shall be a Non-qualified Stock Option exercisable with respect to twenty percent (20%) of the Shares subject to such Option after the first anniversary of the date of grant, exercisable with respect to fifty percent (50%) of the Shares after the second anniversary of the date of grant, and fully exercisable after the third anniversary of the date of grant. The Option Price shall be equal to the Fair Market Value of the Shares on the date the Option is granted.
       (b) Termination of Options Granted Pursuant to Section 9. No Option granted pursuant to this Section 9 shall be exercisable after the first to occur of the following:
          (i) The tenth anniversary of the date of grant.
          (ii) The third month anniversary of the date of termination of the Optionee's services as a member of the Board of Trustees for any reason other than death, Disability or Retirement.


   Notwithstanding anything to the contrary contained herein, no Option granted pursuant to this Section 9 shall be exercisable following the termination of the Optionee's services as a member of the Board of Trustees with respect to any Shares in excess of those which could have been acquired by exercise of the Option on the date of such termination of services.

       (c) Applicability of Section 8 to Options Granted Pursuant to Section 9. The following provisions of Section 8 shall be applicable to Options granted pursuant to this Section 9: Subsection 8(a) (provided that all Options granted pursuant to this Section 9 shall be Non-qualified Stock Options); the last sentence of Subsection 8(b); Subsection 8(c); Subsection 8(d) (provided that Option Documents relating to Options granted pursuant to this Section 9 shall provide that payment may be made in whole or in part in Shares); and Subsection 8(f) (provided that Option Documents relating to Options granted pursuant to this Section 9 shall not permit Family Transfers).

   10. Change of Control. In the event of a Change of Control, the Committee may take whatever action it deems necessary or desirable with respect to the Options and Awards outstanding (other than Options granted pursuant to Subsection 8(j) and Section 9), including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees. In addition to the foregoing, in the event of a Change of Control, Options granted pursuant to the Plan and held by Optionees who are employees of the Company or an Affiliate or members of the Board of Trustees at the time of a Change of Control shall become immediately exercisable in full and the restrictions applicable to Restricted Shares awarded to Awardees who are employees of the Company or an Affiliate or members of the Board of Trustees at the time of a Change of Control shall immediately lapse. Any amendment to this Section 10 which diminishes the rights of Optionees, shall not be effective with respect to Options outstanding at the time of adoption of such amendment, whether or not such outstanding Options are then exercisable.

   A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the shareholders of the Company (or the Board of Trustees, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the shareholders of the Company (or the Board of Trustees, if shareholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the shareholders of the Company (or the Board of Trustees, if shareholder action is not required) and the shareholders of the other constituent corporation or entity (or its board of directors or trustees if shareholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation or other entity, other than, in either case, a merger or consolidation of the Company in which holders of Shares immediately prior to the merger or consolidation will have at least a majority of the ownership of interests of the surviving corporation or entity (and, if one class of common stock or other equity interest is not the only class of voting securities entitled to vote on the election of directors or trustees of the surviving entity, a majority of the voting power of the surviving entity's voting securities) immediately after the merger or consolidation, which equity interest (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Shares immediately before the merger or consolidation, or (iv) the first day, after the date this Plan is effective on which there has occurred a change in the majority of the positions on the Board of Trustees or if any person (or any group of associated persons acting in concert) acquires, directly or indirectly, more than a percentage of the voting stock of the Trust in excess of that held by the "Senior Executives" (as defined in the Registration Statement) in the aggregate as of the date of the closing of the initial public offering of the Common Shares, in either case without the advance written consent of the current Board of Trustees.

   11. Adjustments on Changes in Capitalization.

       (a) Corporate Transactions. In the event that the outstanding Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Shares on the conversion of other securities of the Company which are outstanding on the date of grant and which are convertible into Shares) or dividends payable in Shares, an equitable adjustment shall be made by the Committee in the aggregate number of Shares available under the Plan and in the number of Shares and price per Share subject to outstanding Options. Unless the Committee makes other provisions for the equitable settlement of outstanding options, if the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of issuance of the Shares under such corporate event be entitled to receive upon the exercise of his or her Option the same number and kind of shares or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of shares covered by his or her Option.
       (b) Proportionate Application. Any adjustment under this Section 11 in the number of Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.
       (c) Committee Authority. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

   12. Terms and Conditions of Awards. Awards granted pursuant to the Plan shall be evidenced by written Award Agreements in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee shall from time to time require which are not inconsistent with the terms of the Plan. The Committee may, in its sole discretion, shorten or waive any term or condition with respect to all or any portion of any Award. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to Restricted Shares upon the death or Disability of the Awardee.

       (a) Number of Shares. Each Award Agreement shall state the number of Shares to which it pertains.
       (b) Purchase Price. Each Award Agreement shall specify the purchase price, if any, which applies to the Award. If the Board of Trustees specifies a purchase price, the Awardee shall be required to make payment on or before the date specified in the Award Agreement. An Awardee shall pay for such Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve.

       (c) Restrictions on Transfer and Forfeitures. A share certificate representing the Restricted Shares granted to an Awardee shall be registered in the Awardee's name but shall be held in escrow by the Company or an appropriate officer of the Company, together with an undated share transfer power executed by the Awardee with respect to each share certificate representing Restricted Shares in such Awardee's name. The Awardee shall generally have the rights and privileges of a shareholder as to such Restricted Shares including the right to vote such Restricted Shares and to receive and retain all cash dividends with respect to such Shares, except that the following restrictions shall apply: (i) the Awardee shall not be entitled to delivery of the certificate until the expiration or termination of any period designated by the Committee ("Restricted Period") and the satisfaction of any other conditions prescribed by the Committee; and (ii) all distributions with respect to the Restricted Shares other than cash dividends, such as share dividends, share splits or distributions of property, and any distributions (other than cash dividends) subsequently made with respect to other distributions, shall be delivered to the Company or an appropriate officer of the Company, together with appropriate share transfer powers or other instruments of transfer signed and delivered to the Company or appropriate officer of the Company by the Awardee, to be held by the Company or appropriate officer of the Company and released to either the Awardee or the Company, as the case may be, together with the Shares to which they relate; (iii) the Awardee will have no right to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any of the Restricted Shares or distributions (other than cash dividends) with respect thereto; and
   (iv) all of the Restricted Shares shall be forfeited and all rights of the Awardee with respect to such Restricted Shares shall terminate without further obligation on the part of the Company unless the Awardee has remained a regular full-time employee of the Company or an Affiliate, any of its subsidiaries or any parent or any combination thereof until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Share. Upon the forfeiture of any Restricted Share, such forfeited shares shall be transferred to the Company without further action by the Awardee.
       (d) Lapse of Restrictions. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee as provided for in the Plan, the restrictions applicable to the Restricted Share shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Awardee or the beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Awardee or the Awardee's beneficiary or estate, as the case may be. The Award may provide for the lapse of restrictions on transfer and forfeiture conditions in installments. Notwithstanding the foregoing, unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Act, the Company may require as a condition to the transfer of Share certificates to an Awardee under this Subsection 12(d) that the Awardee provide the Company with an acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that the transfer of Share certificates should be delayed pending (A) registration under federal or state securities laws,
   (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer transfer of Share certificates hereunder until any of the events described in this sentence has occurred.

       (e) Section 83(b) Election. An Awardee who files an election with the Internal Revenue Service to include the fair market value of any Restricted Share in gross income while they are still subject to restrictions shall promptly furnish the Company with a copy of such election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.
       (f) Rights as Shareholder. Upon payment of the purchase price, if any, for Shares covered by an Award and compliance with the acknowledgment requirement of subsection 12(d), the Grantee shall have all of the rights of a shareholder with respect to the Shares covered thereby, including the right to vote the Shares and receive all dividends and other distributions paid or made with respect thereto, except to the extent otherwise provided by the Committee or in the Award Agreement.
       (g) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Awards issued to an Awardee, subject to the Awardee's consent if such amendment is not favorable to the Awardee, except that the consent of the Awardee shall not be required for any amendment made pursuant to Section 10 of the Plan.

   13. Amendment of the Plan. The Board of Trustees of the Company may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Trustees of the Company may not change the class of individuals eligible to receive an ISO or increase the maximum number of Shares as to which Options or Awards may be granted without obtaining approval, within twelve months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of all outstanding voting interests of the Company is, either in person or by proxy, present and voting on the matter, or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval. No amendment to the Plan shall adversely affect any outstanding Option or Award, however, without the consent of the Grantee.

   14. No Commitment to Retain. The grant of an Option or an Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Grantee in the employ of the Company or an Affiliate and/or as a member of the Company's Board of Trustees or in any other capacity.

   15. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with an Award or the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to its tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Grantee's compliance, to the Company's satisfaction, with any withholding requirement.

   16. Interpretation. The Plan is intended to enable transactions under the Plan with respect to Trustees and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law. This section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

P                           LIBERTY PROPERTY TRUST
R                       GREAT VALLEY CORPORATE CENTER
O                          65 VALLEY STREAM PARKWAY
X                                 SUITE 100
Y                        MALVERN, PENNSYLVANIA 19355

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

   The undersigned shareholder of LIBERTY PROPERTY TRUST (the "Trust") hereby appoints Willard G. Rouse III and Joseph P. Denny, and each of them acting individually, as the attorney and proxy of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of beneficial interest of the Trust at the annual meeting of shareholders of the Trust to be held on Wednesday, May 21, 1997 at 9:00 a.m. at the Wyndham Franklin Plaza, Horizons Ballroom, 17th and Race Streets, Philadelphia, Pennsylvania 19103, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side.

   THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES OF THE BOARD OF TRUSTEES IN THE ELECTION OF TRUSTEES, "FOR" THE AMENDMENTS TO THE DECLARATION OF TRUST REGARDING THE REDUCTION OF THE OWNERSHIP LIMITATION, "FOR" THE AMENDMENT TO THE DECLARATION OF TRUST REGARDING EXEMPTIONS FROM THE OWNERSHIP LIMITATION AND "FOR" THE AMENDMENT OF THE LIBERTY PROPERTY TRUST AMENDED AND RESTATED SHARE INCENTIVE PLAN.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                 SEE REVERSE
                                     SIDE

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" all of the nominees of the Board of Trustees in the election of trustees, "FOR" the amendments to the Declaration of Trust regarding the reduction of the ownership limitation, "FOR" the amendment to the Declaration of Trust regarding exemptions from the ownership limitation and "FOR" the amendment of the Liberty Property Trust Amended and Restated Share Incentive Plan. This proxy also delegates discretionary authority to vote with respect to any other business that may properly come before the meeting or any adjournment or postponement thereof.

1. Election of three Class III trustees to hold office until 2000.

Nominees:
Joseph P. Denny,
David L. Lingerfelt            FOR          WITHHOLD
and John A. Miller,           [   ]          [   ]
CLU
-------------------------------------------------
FOR ALL NOMINEES, EXCEPT WITHHOLD FOR THOSE
WHOSE NAMES ARE HAND WRITTEN IN THE SPACES ABOVE.


2. Amendments to the Declaration of Trust regarding the reduction of the ownership limitation.
             FOR             AGAINST            ABSTAIN
            [   ]             [   ]              [   ]
3. Amendment to the Declaration of Trust regarding exemptions from the ownership limitation.
             FOR             AGAINST            ABSTAIN
            [   ]             [   ]              [   ]
4. Amendment of Liberty Property Trust Amended and Restated Share Incentive
   Plan.
             FOR             AGAINST            ABSTAIN
            [   ]             [   ]              [   ]

                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |B|

The undersigned hereby acknowledges receipt of the notice of annual meeting, the proxy statement furnished in connection therewith and the annual report to shareholders and hereby ratifies all that the said attorneys and proxies may do by virtue hereof.

NOTE: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign will full corporate name by a duly authorized officer and affix corporate seal.

Signature:__________________________ Date:____________

Signature:__________________________ Date:____________

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